Exhibit 32.1, 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Executive Officer of Marizyme, Inc. (the “Company”), DOES HEREBY CERTIFY that:

1.The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13th day of November, 2019.

/s/ Nicholas DeVito
Name: Nicholas DeVito
Title: Interim Chief Executive Officer (Interim Principal Executive and Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Marizyme, Inc. and will be retained by Marizyme, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.